Axos Financial, Inc. Investor Presentation January 31, 2024 NYSE: AX

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward-looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023, Form 10-Q for the quarter ended December 31, 2023 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

Axos’ Business Model is Differentiated From Other Banks 3 Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-selling • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

Axos is a Top Performer Versus Bank Peer Group

axos

	Axos Bank	Peer Group	Percentile
ROAA	1.64%	0.69%	93%
Return on equity	16.54%	7.00%	92%
Net interest income	4.41%	2.75%	94%
Efficiency ratio	45.85%	71.60%	8%

The 92% on ROE means that the Bank outperformed 92% of all banks. The 8% efficiency ratio ranking means that only 8% of banks have lower expenses in comparison to their revenues.

Source: Uniform Bank Performance Report (UBPR) as of 09/30/23; data retrieved 11/20/2023.
Note: Peer group is all savings banks (101) with assets greater than $1 billion for quarter ended 09/30/23.

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5 Consumer Banking Commercial BankingSecurities Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth › Diverse mix of asset, deposit, and fee income reduces risk and provides multiple growth opportunities in varying environments › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › Differentiated distribution strategy › New business initiatives generate incremental growth › Universal Digital Banking Platform and Enterprise Technology stack provide operating leverage opportunity › Technology synergies among divisions reduce overall cost of growth strategy Investment Thesis

81.6 151.8* 0.0 50.0 100.0 150.0 200.0 Q2 2023 Q2 2024 Consolidated Fiscal Second Quarter 2024 Highlights Compared with Fiscal Second Quarter 2023 6 18,741 21,623 0 5,000 10,000 15,000 20,000 25,000 Q2 2023 Q2 2024 $ Millions Asset Growth Net Income 15,690 18,204 0 5,000 10,000 15,000 20,000 Q2 2023 Q2 2024 $ Millions Deposit Growth 1.35 2.62* 0.00 1.00 2.00 3.00 Q2 2023 Q2 2024 Diluted EPS Return on Equity = 30.39% Return on Assets = 2.9% 15% 16% 94%86% $ Millions $ Diluted EPS .*Excluding the gain and provision for credit losses associated with the FDIC Loan Purchase, net income was $90.5 million and diluted EPS was $1.56

2.37 2.48 2.98 3.56 3.97 5.07 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2018 2019 2020 2021 2022 2023 Diluted EPS and Book Value Per Share Have Been Consistently Strong 7 Book Value Per Share (FY)Diluted EPS (FY) $ per share 16.4% CAGR $ per share 15.24 17.47 20.56 23.62 27.48 32.53 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 2018 2019 2020 2021 2022 2023 16.4% CAGR

$300.8 million remaining discount to be recognized over the expected remaining term to maturity of the acquired loans Timing and amount of accretion will depend on:  Amount and pace of refinancing/pay-offs  Credit losses in excess of current ACL  Potential loan sales and sales price Estimate ~18% yield on acquired loan pool, including coupon rate and discount amortization FDIC Loan Purchase Summary Acquired $1.25 billion UPB of CRE/Multifamily Loans at 63% of Par Value 8*Excludes $4.6 million of gain on related derivatives acquired in the FDIC Loan Purchase

3.76% 3.83% 3.92% 4.13% 4.35% 4.55% 2.40% 0.08% 0.08% 0.26% 5.08% 5.33% 2019 2020 2021 2022 2023 Q2 2024 NIM Effective Fed Funds rate Net Interest Margin has been Stable Through a Variety of Interest Rate Cycles* Rising Net Interest Margin *NIM excludes impact of HRB; relationship with HRB terminated in December 2021. 9

Loan Portfolio More Sensitive to Rate Increases Today Compared to Last Fed Fund Rate Hike Starting in 2015 September 30, 2015 December 31, 2023 11% 80% 9% Fixed Hybrid Variable rate 8% 28% 64% Fixed HybridVariable rate 10

11 Fixed/Hybrid Years to Maturity / Repricing*Mix of Loan Repricing Types *Excludes SF Warehouse Lending and Equipment Leasing. The years to repricing assumes no loan prepayments and reflects only contractual terms. Of the fixed and hybrid rate loan balances in our portfolio at December 31, 2023, 53% will reprice within 3 years and 84% will reprice within 5 years Interest Rate Components of Loan & Lease Portfolio As of December 31, 2023 100%99%84%53%35%17%9% Years

Loan Growth by Category for Second Quarter Ended December 31, 2023

axos

$ Millions

Loans	Category	Sub-category	Q2 FY24	Q1 FY24	Inc (Dec)
Loans	Single Family Mortgage & Warehouse	Jumbo Mortgage	$ 3,993	$ 4,019	$ (26)
		SF Warehouse Lending	99	295	(196)
	Multifamily & Commercial Mortgage*	Multifamily	2,708	2,130	578
		Small Balance Commercial	1,357	832	525
	Commercial Real Estate	CRE Specialty	5,400	5,488	(88)
		Lender Finance RE	643	681	(38)
	Commercial & Industrial Non-RE**	Lender Finance Non-RE	2,235	1,833	402
		Asset-Based and Cash Flow Lending	1,189	998	191
		Capital Call Facilities	753	378	375
	Auto & Consumer	Auto	419	441	(22)
		Unsecured/OD	59	65	(6)
	Other		5	2	3
			$ 18,860	$ 17,162	$ 1,698

*Multifamily & Commercial Mortgage increased due to the $1.25 billion FDIC Loan Purchase completed on December 7, 2023

**Certain prior period Commercial & Industrial Non-RE loans were reclassified between sub-categories to conform to the current period presentation

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13 Multifamily Single family 53% 57% Average Mortgage Loan to Value $15,473  $15,836  $16,457  $16,955  $18,264   $‐  $2,000  $4,000  $6,000  $8,000  $10,000  $12,000  $14,000  $16,000  $18,000  $20,000 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 54% 57% 54% 56% • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution Loan Growth Drivers Net Loans – Last Five Quarters ($ in Millions) Prudent Loan Growth With Low LTVs 54% 57% 53% 56%

14 Commercial Real Estate Specialty* Detail as of December 31, 2023 Non-Performing Loans (mm)Weighted Avg. LTVBalance (mm)Loan Type $ 1138%$ 1,829Multifamily —401,104Hotel 1541917SFR —38418Office —48513Industrial —40232Retail —39387Other $ 2640%$ 5,400Total *Includes Commercial Real Estate Specialty loan portfolio only; see Form 10-Q for the quarterly period ended December 31, 2023 for additional details of other loan categories LTV Distribution

15 CRE Specialty* Detail as of December 31, 2023 Weighted Avg. LTVBalance (mm)Loan Type 35%$2,250Construction 43%2,173Bridge 37%558Pre-development 51%419Stabilized 40%$5,400Total *Includes CRE Specialty loan portfolio only; see Form 10-Q for the quarterly period ended December 31, 2023 for additional details of other loan categories 77% of total CRE Specialty balance at December 31, 2023 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 38%.

16 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized *Deposit balances as of December 31, 2023 1Excludes approximately $550 million of off-balance sheet deposits 2Excludes approximately $750 million of client deposits held at other banks › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › 1031 exchange firms › Title and escrow companies › HOA and property management › Business management and entertainment › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.2B Consumer Direct $9.9B Specialty Deposits $1.3B Distribution Partners $0.6B Axos Securities $0.8B Small Business Banking $0.3B Commercial & Treasury Management $4.1B Diversified Deposit Gathering Business Lines 2 1

Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 December 31, 2023 Checking Growth (6/2013 – 12/2023) = 1471% Savings Growth (6/2013 – 12/2023) = 1624% Total Deposits = $2.1 billion Total Deposits = $18.2 billion 59% 6% 17 19% 35%

18 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

Non-Interest Income Growth and Diversification 7% 7% 6% 14% 64% Prepayment penalty fee income Gain on sale Mortgage banking Broker-dealer fee Banking and service fees Year Ended June 30, 2019 Three Months Ended December 31, 2023 Securities Segment Fee Income* (6/2019 –12/2023) = 578% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $124.1 million** * Note: Includes advisory fee income from AAS business, which was acquired August 2, 2021. ** Total for the three months ended December 31, 2023 includes $92.4 million gain on FDIC Loan Purchase; pie-chart excludes the gain. 19 39% 23% 32% 2% 3% Broker Dealer Fees Advisory Fees Banking & Service Fees Mortgage Banking Prepayment Penalty Fees

Axos Securities Overview

Monetizing synergies by integrating Banking products and services to Securities customers, RIAs, and IBDs

Axos Securities

Business	Reach
Axos Clearing Securities Clearing & Custody	**63 IBDs** **238 RIAs** **~315,000 Clients**
Axos Invest Digital Wealth & Personal Financial Management	**~28,000 Clients**
Axos Trading Self-Directed Trading	**Launched Fiscal Q1 2022**

Access to ~343,000 Clients

Consumer Banking
- Consumer Deposit Accounts
- ODL/Margin Accounts
- Jumbo Single Family Mortgage Loans

Commercial Banking
- Securities-Backed Lines of Credit
- Cash Management
- Commercial Property Refinancing

Digital Solutions
- Universal Digital Platform
- Account Opening Platform

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21 Integrated Securities and Banking Leveraging Bank’s existing digital platforms allows for unique integrated and flexible Banking and Securities product features End Clients Securities Banking Universal Enrollment Platform Universal Digital Bank Platform Onboard Clients Faster “Single-Pane” Rich Banking and Securities Features  Consumer Banking  Self-Directed Trading  BD/RIA (Investors) Unified Service Model Salesforce Service Cloud + Five9

Axos Clearing and Custody Highlights

- Leadership team with more than 100 years combined industry experience.
- Proprietary front- and back-end technologies for advisors and broker-dealers.
- Nation's 8th largest Clearing Services firm by number of broker-dealer clients[1].
- More than $30 billion in Clearing Services client assets under custody and/or administration.
- Axos Financial, Inc. acquired E*TRADE Advisor Services in August 2021.

For the 3 months ended 12/31/2023



Securities Lending
Net Interest Income
2%
3%
Margin Lending
10%
21%
Custody
Clearing Fees & Execution
17%
47%
Cash Sorting

Custody	$ 7,361,255
Clearing Fees & Execution	6,560,728
Cash Sorting	17,982,147
Margin Lending	4,187,119
Securities Lending	823,720
Net Interest Income	1,111,129
Net Revenues	$38,026,098

For the 3 months ended 6/30/2019



Securities Lending
8%
Margin Lending
26%
47%
Clearing Fees & Execution
19%
Cash Sorting

Custody	$ -
Clearing Fees & Execution	5,442,487
Cash Sorting	2,198,140
Margin Lending	3,040,793
Securities Lending	880,751
Net Interest Income (Expense)	(30,406)
Net Revenues	$ 11,531,765

[1] InvestmentNews Top clearing and custody firms for financial advisers October 2021.

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Fee Compression for Active and Passive Investment Managers Advisors are Leaving Wirehouses to Become Independent Advisors Aging Advisor Population Is Driving Consolidation and Succession Planning Digitization of Wealth Management Secular Industry Trends Provide Opportunities for Axos • RIAs need to reduce costs and streamline back- office ops • Automation frees up time/resources for client interactions • Axos to provide bundled securities clearing, custody and banking services • Target small & medium-sized RIAs and IBDs that large custodians do not serve well • Axos to provide succession-based and M&A financing to RIAs and IBDs • Nation-wide footprint and industry focus are competitive advantages • Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs 23

Axos Advisor Services (AAS) At A Glance

Liberty Provides a Comprehensive Turnkey Platform



Performance Reporting
Unified Managed Accounts
Easy Rebalancing
Automatic Reconciliation
Customer Relationship Management
Proposal Generation
Simplified Account Opening
eSignature
Tax Management Tools
Fee Billing

Serving 201 RIAs[1,3]

($1M+ AUC)

~$23B Assets Under Custody[2]

TAMPs	Traditional RIAs	Small RIAs
60% of Total AUC[3]	***37% of Total AUC[3]***	***3% of Total AUC[3]***
Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor	Gathers and manages assets, works directly with investor	Advisors with <$25M in AUC

Note: Data as of 12/31/2023

1. 228 total advisors on Liberty platform; advisors with <$1M AUC comprise <$9M in total assets; there are 10 non-AAS RIAs not on Liberty at Axos Clearing
2. Includes $207M 401K AUC
3. Excludes $207M 401K AUC

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25 Axos Clearing Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies Cost Synergies Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs

26 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Artificial intelligence and big data credit models enable quick credit decisions › Customized product recommendations based upon analytical determination of need › Provide holistic and interactive and intuitive design experience › Integrate online experience with other channels › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Evolving Capabilities of the UDB Platform

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UDB offers a growing set of products, capabilities and supported user segments

UDB 1.0 → UDB 2.0 → White Label UDB

Products + Features

- Banking: Axos deposit products
- Borrowing: Axos loan products
- Investing: Managed Portfolios, Self Directed Trading
- Planning: Account Aggregation, PFM, Credit Monitoring

Segments

- Co-branded Wealth Management
- Small Business Banking

Enablers

- Personalized Offers + Content
- SSO to Enrollment Portals
- Universal Enrollment: Single, digital point of sale

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28 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.

29 Annualized Charge-offs (Recoveries) to Average Loans Outstanding 0.19 0.23 0.12 0.06 0.08 0.07 0.02 0.04 0.00 0.05 0.10 0.15 0.20 0.25 FY19 FY20 FY21 FY22 FY23 With HRB Without HRB % Note I: Company uses a June 30 fiscal year-end. Note II: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated December 8, 2020. Strong Credit Performance Exhibited through Low Charge-off Ratios

30 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL 1.0 0.6 11.7 12.5 12.7 (2.4)

31 Allowance for Credit Losses (ACL) by Loan Category as of December 31, 2023 $ Millions ACL %ACL $Loan Balance 0.4%15$ 4,092 1.9%784,065 1.3%786,043 1.7%694,177 2.5%12478 — %—5 1.3%252$ 18,860 Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Other Loans

Contact Information Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com 32